Form of Proxy Cards

Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Copper Rock International Small Cap Fund
Old Mutual Focused Fund
Old Mutual Large Cap Growth Fund
Old Mutual TS&W Mid-Cap Value Fund
Old Mutual TS&W Small Cap Value Fund
Old Mutual Analytic Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund
Old Mutual Asset Allocation Conservative Portfolio
Old Mutual Asset Allocation Balanced Portfolio
Old Mutual Asset Allocation Moderate Growth Portfolio
Old Mutual Asset Allocation Growth Portfolio

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND (the “Target
Fund”) AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS II

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone US Long/Short Fund (the “Acquiring Fund”), a series of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>2

OLD MUTUAL FUNDS

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual Analytic US Long/Short Fund (the "Fund"), an investment portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL BARROW HANLEY VALUE FUND (the “Target
Fund”) AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS II

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone Value Fund (the “Acquiring Fund”), a series  of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the  shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>4

OLD MUTUAL FUNDS

OLD MUTUAL BARROW HANLEY VALUE FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual Barrow Hanley Value Fund (the "Fund"), an investment portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>5	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL COPPER ROCK INTERNATIONAL SMALL CAP FUND (the “Target
Fund”) AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS II

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone International Small Cap Fund (the “Acquiring Fund”), a series of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>6

OLD MUTUAL FUNDS

OLD MUTUAL COPPER ROCK INTERNATIONAL SMALL CAP FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual Copper Rock International Small Cap Fund (the "Fund"), an investment portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>7	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL FOCUSED FUND (the “Target Fund”)
AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS II

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone Focused Fund (the “Acquiring Fund”), a  series of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target  Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>8

OLD MUTUAL FUNDS

OLD MUTUAL FOCUSED FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual Focused Fund (the "Fund"), an investment portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>9	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL LARGE CAP GROWTH FUND (the “Target Fund”)
AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS II

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone Capital Growth Fund (the “Acquiring Fund”), a series of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>10

OLD MUTUAL FUNDS

OLD MUTUAL LARGE CAP GROWTH FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual Large Cap Growth Fund (the "Fund"), an investment portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>13	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL TS&W MID-CAP VALUE FUND (the “Target
Fund”) AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS II

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone Mid Cap Value Opportunities Fund (the “Acquiring Fund”), a series of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>14

OLD MUTUAL FUNDS

OLD MUTUAL TS&W MID-CAP VALUE FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual TS&W Mid-Cap Value Fund (the "Fund"), an investment portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado  80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>11	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL TS&W SMALL CAP VALUE FUND (the “Target
Fund”) AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS II

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone Small Cap Value Opportunities Fund (the “Acquiring Fund”), a series of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>12

OLD MUTUAL FUNDS

OLD MUTUAL TS&W SMALL CAP VALUE FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual TS&W Small Cap Value Fund (the "Fund"), an investment portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>15	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL ANALYTIC FUND (the “Target Fund”)
AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS I

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone Dynamic Equity Fund (the “Acquiring Fund”), a series of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>16

OLD MUTUAL FUNDS

OLD MUTUAL ANALYTIC FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual Analytic Fund (the "Fund"), an investment portfolio of Old Mutual Funds I, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>17	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND (the “Target
Fund”) AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS I

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone Emerging Growth Fund (the “Acquiring  Fund”), a series of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of  the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such  shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>18

OLD MUTUAL FUNDS

OLD MUTUAL COPPR ROCK EMERGING GROWTH FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual Copper Rock Emerging Growth Fund (the "Fund"), an investment portfolio of Old Mutual Funds I, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>19	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL INTERNATIONAL EQUITY FUND (the “Target
Fund”) AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS I

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone International Equity Fund (the “Acquiring Fund”), a series of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of  the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such  shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>20

OLD MUTUAL FUNDS

OLD MUTUAL INTERNATIONAL EQUITY FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual International Equity Fund (the "Fund"), an investment portfolio of Old Mutual Funds I, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>21	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
(the “Target Fund”) AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS I

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone Conservative Allocation Fund (the “Acquiring Fund”), a series of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>22

OLD MUTUAL FUNDS

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual Asset Allocation Conservative Portfolio (the "Portfolio"), an investment portfolio of Old Mutual Funds I, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>23	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
(the “Target Fund”) AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS I

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone Balanced Allocation Fund (the “Acquiring  Fund”), a series of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of  the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such  shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>24

OLD MUTUAL FUNDS

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual Asset Allocation Balanced Portfolio (the "Portfolio"), an investment portfolio of Old Mutual Funds I, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>25	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
(the “Target Fund”) AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS I

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone Moderate Growth Allocation Fund (the  “Acquiring Fund”), a series of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution  of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>26

OLD MUTUAL FUNDS

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual Asset Allocation Moderate Growth Portfolio (the "Portfolio"), an investment portfolio of Old Mutual Funds I, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To  vote  by  Internet

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go  to  website  www.proxyvote.com
3)  Follow the instructions provided on the website.

To  vote  by  Telephone

    1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Follow  the  instructions.

To  vote  by  Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

Note: If you vote by Internet or Telephone, please do not mail your card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	<xxxxx>27	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
(the “Target Fund”) AN INVESTMENT PORTFOLIO OF OLD MUTUAL FUNDS I

This proxy is solicited by the Board of Trustees, which recommends voting "FOR" this proposal.

For Against Abstain

1.         To approve an Agreement and Plan of Reorganization between the Target Fund and Touchstone Growth Allocation Fund (the “Acquiring  Fund”), a series of the Touchstone Strategic Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of  the Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such  shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
0 0 0

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please vote, sign and date this proxy card and return it in the enclosed envelope

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Joint Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

<xxxxx>28

OLD MUTUAL FUNDS

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 10, 2012

The undersigned shareholder of Old Mutual Asset Allocation Growth Portfolio (the "Portfolio"), an investment portfolio of Old Mutual Funds I, hereby appoints Julian F. Sluyters and Kathryn L. Santoro, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 14, 2011, at the Joint Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237 on February 10, 2012 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE